SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                  PROSPECTUSES

                                -----------------

                          DWS International Equity Fund


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 Class C shareholders of DWS International Equity Fund recently approved a proposal to convert the fund's Shareholder Services Agreement to a Rule 12b-1 Plan. As a result of this change, total fees charged for distribution and shareholder servicing services remain the same, although for Class C shareholders, the service fee is now a Rule 12b-1 service fee and the fee table in the section entitled "How Much Investors Pay" has been changed accordingly. The 0.25% shareholder servicing fee charged to Class C shares is no longer included under "Other Expenses," and instead the 0.25% Rule 12b-1 service fee has been included under the heading "Distribution (12b-1) Fee," which is now described as "Distribution/Service (12b-1) Fee." The total Distribution/Service (12b-1) fee for Class C is 1.00%.


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The first paragraph under "Class C shares" in the "Choosing a Share Class"
section of the fund's Class A, B and C prospectus is deleted and replaced with the following:

With Class C shares, you pay no up-front sales charges. Class C shares have a 12b-1 plan, under which a distribution services fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).



               Please Retain This Supplement for Future Reference



                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

October 27, 2006
st-IE